Exhibit 10.41
SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of November 20, 2008, by and between Silicon Valley Bank (“Bank”), on the one side, and Xata Corporation, a Minnesota corporation (“Xata”) whose address is 965 Prairie Center Drive, Eden Prairie, Minnesota 55344, and Geologic Solutions, Inc., a Delaware corporation (“Geologic”) whose address is 965 Prairie Center Drive, Eden Prairie, Minnesota 55344, on the other side (Xata and Geologic are each individually referred to as a “Borrower” and collectively referred to as “Borrowers”).
Recitals
     A. Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of an Effective Date of January 31, 2008 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
     B. Bank has extended credit to Borrowers for the purposes permitted in the Loan Agreement.
     C. Borrowers have requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.
Agreement
     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
     2. Amendments to Loan Agreement.
          2.1 Section 6.9(a) (Tangible Net Worth). Section 6.9(a) of the Loan Agreement, which presently reads as follows:
(a) Tangible Net Worth. A Tangible Net Worth of greater than the following (“Minimum Tangible Net Worth”): (i) from March 31, 2008 through and including August 31, 2008, an amount equal to the Tangible Net Worth of Borrowers as of the date of the closing of the Geologic Solutions Acquisition less $1,000,000, and (ii) from September 1, 2008 and thereafter, the Minimum Tangible Net Worth as calculated for “i” above plus $1,500,000 plus 50% of the Borrowers’ Net Income (but not net loss) in each fiscal quarter ending after December 31, 2008. Increases in the Minimum Tangible Net Worth based on Net Income shall be effective on the last day of the fiscal quarter in which said Net Income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.
is hereby amended to read as follows effective as of August 31, 2008:
(a) Tangible Net Worth. A Tangible Net Worth of greater than the following (“Minimum Tangible Net Worth”): negative $825,000 plus 50% of the Borrowers’ Net Income (but not net loss) in each fiscal quarter ending after December 31, 2008. Increases in the Minimum Tangible Net Worth based on Net Income shall be effective on the last day of the fiscal quarter in which said Net Income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.
          2.2 Section 13.1 (“Eligible Accounts”). Subpart “b” of the definition of “Eligible Accounts” contained in Section 13.1 of the Loan Agreement reads as follows:
          (b) Accounts that the Account Debtor has not paid within ninety (90) days of invoice date;
Said subpart “b” is hereby amended to read as follows:
(b) Accounts that the Account Debtor (other than Southeastern Freight Lines) has not paid within ninety (90) days of invoice date, and Accounts that Southeastern Freight Lines has not paid within two hundred twenty (220) days of invoice date;
          2.3 Section 13.1 (“Eligible Accounts”). Subpart “c” of the definition of “Eligible Accounts” contained in Section 13.1 of the Loan Agreement reads as follows:
(c) Accounts owing from an Account Debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;
Said subpart “c” is hereby amended to read as follows:
(c) Accounts owing from an Account Debtor (other than Southeastern Freight Lines), fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date, and Accounts owing from Southeastern Freight Lines, if fifty percent (50%) or more of Southeastern Freight Lines’ Accounts have not been paid within two hundred twenty (220) days of invoice date;
          2.4 Section 13.1 (“Permitted Indebtedness”). Subpart “g” of the definition of “Permitted Indebtedness” contained in Section 13.1 of the Loan Agreement reads as follows:
(g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon any Borrower or its Subsidiary, as the case may be.
Said subpart “g” is hereby amended by replacing it with the following:
(g) capital lease obligations incurred in the ordinary course of business after the Effective Date not exceeding $300,000 in the aggregate outstanding at any time;
(h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon any Borrower or its Subsidiary, as the case may be.
     3. Limitation of Amendments.
          3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
          3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
     4. Representations and Warranties. To induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
          4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
          4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
          4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
          4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
          4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
          4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
          4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
     5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6. Effectiveness. This Amendment shall be deemed effective upon the execution and delivery of this Amendment by each party hereto.
[Signature page follows.]

     In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWERS

SILICON VALLEY BANK		XATA CORPORATION

By:	/s/ Chris Ennis	By:	/s/ Jay Coughlan
Name:	Chris Ennis	Name:	Jay Coughlan
Title:	Relationship Manager	Title:	Chief Executive Officer

		By:	/s/ Mark E. Ties
		Name:	Mark E. Ties
		Title:	Chief Financial Officer

GEOLOGIC SOLUTIONS, INC.

		By:	/s/ Jay Coughlan
		Name:	Jay Coughlan
		Title:	Chief Executive Officer

		By:	/s/ Mark E. Ties
		Name:	Mark E. Ties
		Title:	Chief Financial Officer